SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 17, 1997


                               WHITMAN CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                     001-04710                    36-6076573
   ---------------                ------------              ------------------
   (State or other                (Commission                 (IRS Employer
   jurisdiction of                File Number)              Identification No.)
    incorporation


  3501 Algonquin Road, Rolling Meadows, Illinois                     60008
  ----------------------------------------------                   ----------
     (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (847) 818-5000


  (Former name or former address, if changed since last report) Not applicable

Item 5.  Other Events.

     On December 17, 1997, Whitman Corporation ("Whitman") announced that its Board of Directors had declared a dividend of the common stock of Hussmann International, Inc. ("Hussmann") and of Midas, Inc. (formerly Midas Group, Inc.) ("Midas") to Whitman shareholders (the "Distribution"). The Distribution will occur on or about January 30, 1998, to shareholders of record on January 16, 1998.

     As previously announced on December 8, 1997, Whitman received a favorable ruling from the Internal Revenue Service that the Distribution would be non-taxable to Whitman and its shareholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b)  Pro Forma Financial Information

         Page Number
         -----------
              3   Introduction   to  Pro  Forma Condensed Consolidated Financial
                  Information.

              4 Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 1997.

              5 Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1996.

              6 Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997.

              7   Notes to Pro Forma Financial Information.

         (c)  Exhibits

         Exhibit Number
         --------------
              99  Press  Release  Issued  by Whitman Corporation on December 17,
                  1997.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  WHITMAN CORPORATION


Date:  January 6, 1998            By: /s/ FRANK T. WESTOVER
       ---------------                ---------------------

                                      Frank T. Westover
                                      Senior Vice President and Controller
                                      (As Chief Accounting Officer and Duly
                                      Authorized Officer of Whitman Corporation)

                      WHITMAN CORPORATION AND SUBSIDIARIES
     INTRODUCTION TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


  The accompanying unaudited Pro Forma Condensed Consolidated Statements of Income of Whitman and its subsidiaries for the nine months ended September 30, 1997 and for the year ended December 31, 1996 have been prepared to present the pro forma condensed consolidated results of the continuing operations of Whitman, assuming that the transactions contemplated by the Distribution, including the borrowings to be incurred by Hussmann Corporation and Midas
International Corporation in connection with the Distribution, had been completed at January 1, 1996, and include all material adjustments necessary to restate Whitman's historical results. The adjustments required to reflect such transactions are set forth in the "Pro Forma Adjustments" column. In addition, the Pro Forma Condensed Consolidated Statements of Income reflect the reclassification of Hussmann and Midas to discontinued operations.

  The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of Whitman and its subsidiaries as of September 30, 1997, presents the pro forma condensed consolidated financial position of Whitman, assuming that the transactions contemplated by the Distribution described in the preceding paragraph had been completed as of that date. The adjustments required to reflect such transactions are set forth in the "Pro Forma Adjustments" column. In addition, the Pro Forma Condensed Consolidated Balance Sheet reflects the reclassification of Hussmann and Midas to discontinued operations.

  The historical amounts are derived from the historical financial statements of Whitman. The unaudited pro forma condensed consolidated financial information of Whitman should be read in conjunction with the historical financial statements and related notes of Whitman included in its 1996 annual report on Form 10-K and its most recent quarterly report on Form 10-Q, copies of which are available from Whitman. The pro forma financial information presented is for informational purposes only and may not necessarily reflect future results of operations or the financial position of Whitman or what results of operations or the financial position of Whitman actually would have been had Hussmann and Midas operated as independent companies during the periods shown.

                      WHITMAN CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
               (Unaudited and in millions, except per share data)

                                                              For the nine months ended September 30, 1997
                                                ------------------------------------------------------------------------
                                                               Reclassify
                                                              Hussmann and
                                                                Midas to        Pro Forma
                                                              Discontinued        After        Pro Forma
                                                Historical     Operations   Reclassification  Adjustments     Pro Forma
                                                ----------    ------------  ----------------  -----------    ----------
Sales and revenues                              $  2,376.1     $(1,197.2)     $   1,178.9     $       --     $  1,178.9
Cost of goods sold                                 1,535.3        (801.8)           733.5             --          733.5
                                                ----------     ---------      -----------     ----------     ----------
    Gross profit                                     840.8        (395.4)           445.4             --          445.4
Selling, general and administrative expenses         562.3        (271.2)           291.1           (5.3)(a)      285.8
Amortization expense                                  15.4          (3.8)            11.6             --           11.6
Special charges                                      107.7         (98.3)             9.4             --            9.4
                                                ----------     ---------      -----------     ----------     ----------
    Operating income                                 155.4         (22.1)           133.3            5.3          138.6

Interest expense, net                                (50.4)         18.1            (32.3)          (2.3)(b)      (34.6)
Other expense, net                                   (15.4)          0.7            (14.7)            --          (14.7)
                                                ----------     ---------      -----------     ----------     ----------
    Income before income taxes                        89.6          (3.3)            86.3            3.0           89.3

Income tax provisions                                 57.5         (16.1)            41.4            1.1 (c)       42.5
                                                ----------     ---------      -----------     ----------     ----------
      Income before minority interests                32.1          12.8             44.9            1.9           46.8

Minority interests                                    13.8            --             13.8             --           13.8
                                                ----------     ---------      -----------     ----------     ----------

      Income from continuing operations         $     18.3     $    12.8      $      31.1     $      1.9     $     33.0
                                                ==========     =========      ===========     ==========     ==========

Average number of common shares
     outstanding                                     103.3                          103.3                         103.3
                                                ==========                    ===========                    ==========

Net income per common share -
    Continuing operations                       $     0.18                    $      0.30                    $     0.32
                                                ==========                    ===========                    ==========

           See accompanying notes to pro forma financial information.

                      WHITMAN CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
               (Unaudited and in millions, except per share data)

                                                                 For the year ended December 31, 1996
                                                -----------------------------------------------------------------------
                                                               Reclassify
                                                              Hussmann and
                                                                Midas to        Pro Forma
                                                              Discontinued        After        Pro Forma
                                                Historical     Operations   Reclassification  Adjustments     Pro Forma
                                                ----------    ------------  ----------------  -----------    ----------
Sales and revenues                              $  3,111.3     $(1,609.9)     $   1,501.4     $       --     $  1,501.4
Cost of goods sold                                 2,008.0      (1,083.6)           924.4             --          924.4
                                                ----------     ---------      -----------     ----------     ----------
    Gross profit                                   1,103.3        (526.3)           577.0             --          577.0
Selling, general and administrative expenses         716.7        (349.9)           366.8           (7.0)(a)      359.8
Amortization expense                                  20.0          (4.6)            15.4             --           15.4
                                                ----------     ---------      -----------     ----------     ----------
    Operating income                                 366.6        (171.8)           194.8            7.0          201.8

Interest expense, net                                (65.3)         23.8            (41.5)          (2.3)(b)      (43.8)
Other expense, net                                   (25.6)           --            (25.6)            --          (25.6)
                                                ----------     ---------      -----------     ----------     ----------
    Income before income taxes                       275.7        (148.0)           127.7            4.7          132.4

Income tax provisions                                117.2         (56.1)            61.1            1.8 (c)       62.9
                                                ----------     ---------      -----------     ----------     ----------
      Income before minority interests               158.5         (91.9)            66.6            2.9           69.5

Minority interests                                    19.1          (0.3)            18.8             --           18.8
                                                ----------     -----------    -----------     ----------     ----------

      Income from continuing operations         $    139.4     $   (91.6)     $      47.8     $      2.9     $     50.7
                                                ==========     =========      ===========     ==========     ==========

Average number of common shares
     outstanding                                     106.4                          106.4                         106.4
                                                ==========                    ===========                    ==========

Net income per common share -
    Continuing operations                       $     1.31                    $      0.45                    $     0.48
                                                ==========                    ===========                    ==========

           See accompanying notes to pro forma financial information.

                      WHITMAN CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          (Unaudited and in millions)

                                                                           September 30, 1997
                                                ------------------------------------------------------------------------
                                                               Reclassify
                                                              Hussmann and
                                                                Midas to        Pro Forma
                                                              Discontinued        After        Pro Forma
                                                Historical     Operations   Reclassification  Adjustments     Pro Forma
                                                ----------    ------------  ----------------  -----------    ----------
ASSETS:
Current assets:
  Cash and cash equivalents                     $     79.3     $   (45.5)     $      33.8     $       --     $     33.8
  Short-term investments                                --            --               --          175.0(d)       175.0
  Receivables, net                                   469.4        (269.5)           199.9             --          199.9
  Inventories, net                                   335.1        (253.7)            81.4             --           81.4
  Other current assets                                78.8         (26.3)            52.5             --           52.5
  Net current assets of companies held
    for disposition                                     --         324.1            324.1         (324.1)(e)         --
                                                ----------     ---------      -----------     ----------     ----------
    Total current assets                             962.6        (270.9)           691.7         (149.1)         542.6
                                                ----------     ---------      -----------     ----------     ----------

Property and equipment, net                          751.0        (352.8)           398.2             --          398.2
Intangible assets, net                               497.6         (32.9)           464.7             --          464.7
Net non-current assets of companies held
  for disposition                                       --         367.3            367.3         (367.3)(e)         --
Investments and other assets                         282.3         (68.2)           214.1             --          214.1
                                                ----------     ---------      -----------     ----------     ----------
    Total assets                                $  2,493.5     $  (357.5)     $   2,136.0     $   (516.4)    $  1,619.6
                                                ==========     =========      ===========     ==========     ==========

LIABILITIES:
Current liabilities:
  Short-term debt, including current
    portion of long-term debt                   $    143.8     $    (8.8)     $     135.0     $   (135.0)(d) $       --
  Accounts and dividends payable                     293.9        (155.8)           138.1             --          138.1
  Other current liabilities                          227.1        (106.3)           120.8             --          120.8
                                                ----------     ---------      -----------     ----------     ----------
    Total current liabilities                        664.8        (270.9)           393.9         (135.0)         258.9
                                                ----------     ---------      -----------     ----------     ----------

Long-term debt                                       797.8         (20.7)           777.1         (165.0)(d)      612.1
Deferred income taxes and other liabilities          209.5         (57.1)           152.4             --          152.4
Minority interest                                    249.2          (8.8)           240.4          (20.3)(f)      220.1
Shareholders' equity                                 572.2            --            572.2         (196.1)(g)      376.1
                                                ----------     ---------      -----------     ----------     ----------
    Total liabilities and shareholders' equity  $  2,493.5     $  (357.5)     $   2,136.0     $   (516.4)    $  1,619.6
                                                ==========     =========      ===========     ==========     ==========

           See accompanying notes to pro forma financial information.

                      WHITMAN CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA FINANCIAL INFORMATION


(a) To record the estimated reduction in general and administrative expenses that would have been realized by Whitman subsequent to the Distribution. This reduction in general and administrative expenses assumes that all executive officers and a substantial portion of the staff of Whitman ultimately leave the Company to be replaced by existing personnel at Pepsi General or by recruitment. Because of the need for an orderly transition, the estimated cost reductions are not expected to be fully realized in the first year after the Distribution, but do represent the estimated full year cost reductions once the transition period is completed.

(b) To record the assumed net decrease in interest expense resulting from the repayment of indebtedness by Whitman using the funds received from Hussmann and Midas compared to interest earned on loans and advances to those subsidiaries. It is assumed the indebtedness repaid by Whitman had an average interest rate of 7.25%. No earnings were assumed on $175 million of excess cash classified as short-term investments.

(c) To record income tax benefits attributable to adjustments (a) and (b) at a combined Federal and state income tax rate of 38%.

(d) To record the assumed reduction in indebtedness and increase in short-term investments arising from the receipt of $475 million resulting from the settlement of loans and advances payable to Whitman by Hussmann and Midas and the receipt of cash dividends from Hussmann and Midas in conjunction with the Distribution.

(e) To record the distribution of the assets and the liabilities of Hussmann and Midas.

(f) To record the acquisition of the outstanding non-voting preferred stock of Pepsi-Cola General Bottlers, Inc. from the holder of the minority interest in exchange for Whitman Common Stock. This exchange of shares is an integral part of the transactions involved in effecting the Distribution.

(g) To record the effects of adjustments (d), (e) and (f) on shareholders' equity.

                                  Exhibit Index



Exhibit
   No.       Description of Exhibit
-------      ----------------------

  99         Press Release Issued by Whitman Corporation on December 17, 1997.